FOURTH AMENDMENT TO
                       REVOLVING CREDIT LOAN AGREEMENT


     This FOURTH AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT (this "Amendment") is entered into as of August 30, 1994, by and among PIER 1 IMPORTS, INC., a Delaware corporation ("Pier 1"), PIER 1 IMPORTS (U.S.), INC., a Delaware corporation ("U.S."), PIR TRADING, INC., a Delaware corporation ("PIR") (Pier 1, U.S., and PIR being sometimes referred to herein individually as a "Borrower" and collectively as "Borrowers"), and BANK ONE, TEXAS, NATIONAL ASSOCIATION ("Bank").

     WHEREAS, Borrowers and Bank entered into that certain Revolving Credit Loan Agreement dated August 14, 1992 as amended by (i) that certain First Amendment to Revolving Credit Loan Agreement dated July 31, 1993, (ii) that certain Second Amendment to Revolving Credit Loan Agreement (the "Second Amendment") dated September 30, 1993, and (iii) that certain Third Amendment to Revolving Credit Loan Agreement dated January 20, 1994 (as the same has been and may hereafter be amended from time to time, (the "Agreement") relating to credit facilities extended by Bank to Borrowers in the aggregate amount of $50,000,000.00; and

     WHEREAS, Borrowers and Bank now desire to modify the Agreement, as hereinafter provided;

     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties, and agreements contained herein, and for other good valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Borrowers and Bank covenant and agree as follows:

                                  ARTICLE I

                                 Definitions

     Section 1.01 Definitions. Except as expressly provided herein to the contrary, the terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement.

                                 ARTICLE II

                                 Amendments

     Section 2.01 Amendment to Definition of Restricted Investments. Effective as of the date hereof, the definition of "Restricted Investments" set forth in Section 1.110 of the Agreement is hereby deleted in its entirety and replaced with the following:

          "1.110 'Restricted Investments' shall mean any investments in, guaranties of, or loans and advances to Persons, except (i) Obligations of the United States government due within one (1) year, (ii) certificates of deposit (including Eurodollar deposits) and bankers' acceptances (from commercial banks having capital resources in excess of $100 million) due within one (1) year and payable in U.S. dollars, (iii) commercial paper rated P-1 by Moody's or A-1 by Standard & Poor's; (iv) debt of any state or political subdivision that is rated A or better by Moody's or Standard & Poor's and that matures within one (1) year, (v) any loan participation program(s) for a period not to exceed sixty (60) days with credit risk to companies with long-term debt rating by Standard & Poor's or Moody's of not less than single A, (vi) any stock purchases made on behalf of the Pier 1 Imports ESOP which are transferring to the ESOP within one (1) year, (vii) readily marketable securities having a quoted market value, (viii) the sum of dividends and other distributions on account of any class of its stock not exceeding ten million dollars ($10,000,000) in the aggregate in such fiscal year,
     (ix) purchases of a majority of the outstanding stock of any corporation, (x) travel or like advances to officers and/or employees and loans to officers and/or employees for the purchase of capital stock of the Borrower (including the capitalization of up to one-half of the accrued interest on such loans to officers and/or employees) with such travel or like advances and loans not exceeding ten million dollars ($10,000,00) in the aggregate in such fiscal year, (xi) stock or securities received in settlement of debts owing to the Borrower or any Subsidiary not exceeding ten million dollars ($10,000,000) in such fiscal year including receivables arising from the sale of goods and services in the ordinary course of business of the Borrower and its Subsidiaries, (xii) additional shares of General Host Corporation, a New York corporation, which are received as a result of stock dividends, stock split or combination of shares, recapitalization, reclassification, merger or similar capital or corporate structure change, (xiii) any stock or securities of Sunbelt which the Borrower or any of its Subsidiaries acquires through the exercise of its remedies with respect to any lien or security interest held by Borrower or any of its Subsidiaries on such stock or securities, (xiv) any loans or guaranties made by the Borrower or any of its Subsidiaries to or for the benefit of Pier Retail Group Limited, a company organized under the laws of the United Kingdom, not exceeding an aggregate principal amount of five million dollars ($5,000,000) in such fiscal year, (xv) investments in or loans and advances to Borrower, or any of its Subsidiaries, or any Person that is wholly-owned by Borrower and/or its Subsidiaries, (xvi) investments in or loans and advances to any partnership, corporation or joint venture the sole purpose of which is to obtain land and improvements used in the ordinary course of business of Borrower or any of its Subsidiaries, which investments in or loans and advances to under this subsection shall not exceed seventy-five million dollars ($75,000,000) in the aggregate in such fiscal year, (xvii) all investments, guaranties, loans and advances in existence on the date hereof, together with all renewals, extensions, rearrangements, replacements, and substitutions thereof, and (xviii) all guaranties permitted under Section 8.07 hereof."

     Section 2.02 Amendment to Definition of Termination Date. Effective as of the date hereof, the definition of "Termination Date" set forth in Section
1.131 of the Agreement is hereby deleted in its entirety and replaced with the following:

          "1.131  'Termination Date' shall mean August 30, 1995."

     Section 2.03 Amendment to Section 3.03. Effective as of the date hereof, Section 3.03 of the Agreement is hereby amended by deleting the reference to "August 30, 1994" and replacing it with a reference to "August 30, 1995."

     Section 2.04 Amendment to Section 8.03 Effective as of the date hereof, Section 8.03 of the Agreement is hereby deleted in its entirety and replaced with the following:

          "8.03 Limitation on Dividends, Acquisition of Stock and Restricted Investments. Make during any fiscal year any Restricted Investment or pay any dividend on any class of its stock (other than stock dividends) or any other distribution on account of any class of its stock (other than dividends or distributions payable solely in shares of its stock), all of the foregoing being herein called "Restricted Payments", if the sum of such Restricted Payments exceeds thirty million dollars ($30,000,000) in the aggregate in such fiscal year. Notwithstanding the foregoing, no Restricted Payment, other than dividends already declared, shall be made if as a result of giving effect thereto, an Event of Default shall have occurred and be continuing. All dividends and distributions declared must be payable within ninety (90) days of the date of such declaration."

     Section 2.05 Amendment to Section 8.04(e). Effective as of the date hereof, Section 8.04(e) of the Agreement is hereby deleted and replaced with the following:

          "(e) Maintenance of Fixed Charge Coverage - For the fiscal quarter ending May 29, 1994 through the fiscal quarter ending November 26, 1994, permit the ratio of Cash Flow Available for Fixed Charges to Fixed Charges to be less than 1.20 to 1.0. For the fiscal quarter beginning November 27, 1994 and for each fiscal quarter thereafter during the term hereof, permit the ratio of Cash Flow Available for Fixed Charges to Fixed Charges to be less than 1.25 to 1.0. The calculations specified above shall be made as of the last day of the relevant fiscal quarter."

                                 ARTICLE III

                                    Note

     Section 3.01 Note. Contemporaneously with the execution of this Amendment, Borrower shall execute and deliver to Bank a promissory note of even date hereof (the "Renewal Note") in the stated principal amount of $50,000,000.00. Effective as of the date hereof, each reference in the Loan Agreement and the other Loan Documents to the Note shall be a reference to the Renewal Note.

                                 ARTICLE IV

         Representations, Warranties, Ratification and Reaffirmation

Section 4.01 Representations and Warranties. Borrowers hereby represent and warrant that: (i) the representations and warranties contained in the Agreement and the other Loan Documents are true and correct on and as of the dated hereof as though made on and as of the date hereof, (ii) no event has occurred and is continuing that constitutes an Event of Default or would constitute an Event of Default but for the requirement of notice or lapse of time or both, and (iii) there are no claims or offsets against, or defenses or counterclaims to, the obligations of Borrowers under the Agreement or any of the other Loan Documents (including without limitation, any defenses or offsets resulting from or arising out of breach of contract or duty, the amount of interest charged, collected or received on the Note heretofore, or breach of any commitments or promises of any type).

     Section 4.02 Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and the other Loan Documents, but except as expressly modified and superseded by this Agreement, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect, Borrowers hereby agreeing that the Agreement and the Loan Documents are and shall continue to be outstanding, validly existing and enforceable in accordance with their respective terms.

                                  ARTICLE V

                                Miscellaneous

     Section 5.01 Reference to Agreement. Each of the Loan Documents is hereby amended so that any reference in the Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

     Section 5.02 Guarantors. Each of the undersigned Guarantors consents and agrees to the terms and provisions of this Amendment and agrees that the Guaranty Agreements executed by the undersigned Guarantors in favor of Bank are and shall remain in full force and effect.

     Section 5.03. Execution in Counterparts. This Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 5.04. Governing Law. This Amendment has been entered into in Dallas County, Texas and shall be performable for all purposes in Dallas County, Texas. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Amendment.

     Section 5.05. Parties Bound. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Borrowers shall not assign any rights, powers, duties or obligations hereunder.

     Section 5.06 NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED as of the date first above written.

                                   BORROWERS:

                                   PIER 1 IMPORTS, INC.



                                   By:___________________________________
                                   Name:
                                   Title:


                                   PIER 1 IMPORTS (U.S.), INC.



                                   By:___________________________________
                                   Name:
                                   Title:


                                   PIR TRADING, INC.



                                   By:___________________________________
                                   Name:
                                   Title:




                                   GUARANTORS:

                                   a)  Pier 1 Guarantors:

                                   PIER 1 LICENSING, INC., a Delaware
                                   corporation as successor in interest by
                                   merger to CMEI, INC. and PIER 1 IMPORTS
                                   HOLDING, INC.



                                   By:___________________________________
                                   Name:
                                   Title:



                                   PIER 1 IMPORTS (U.S.), INC.



                                   By:___________________________________
                                   Name:
                                   Title:


                                   PIR TRADING, INC.



                                   By:___________________________________
                                   Name:
                                   Title:


                                   PIER LEASE, INC. F/K/A PIR TRANSPORTATION,
                                   INC.



                                   By:___________________________________
                                   Name:
                                   Title:


                                   PIER 1 ASSETS, INC.



                                   By:___________________________________
                                   Name:
                                   Title:

                                   b)  PIR Guarantors:

                                   PIER 1 IMPORTS, INC.



                                   By:___________________________________
                                   Name:
                                   Title:

                                   PIER 1 LICENSING, INC., a Delaware
                                   corporation as successor in interest by
                                   merger to CMEI, INC. and PIER 1 IMPORTS
                                   HOLDING, INC.



                                   By:___________________________________
                                   Name:
                                   Title:


                                   PIER 1 IMPORTS (U.S.), INC.



                                   By:___________________________________
                                   Name:
                                   Title:


                                   PIER LEASE, INC. F/K/A PIR
                                   TRANSPORTATION, INC.



                                   By:___________________________________
                                   Name:
                                   Title:


                                   PIER 1 ASSETS, INC.



                                   By:___________________________________
                                   Name:
                                   Title:


                                   c) U.S. Guarantors:

                                   PIER 1 IMPORTS, INC.



                                   By:___________________________________
                                   Name:
                                   Title:


                                   PIER 1 LICENSING, INC., a Delaware
                                   corporation as successor in interest by
                                   merger to CMEI, INC. and PIER 1 IMPORTS
                                   HOLDING, INC.



                                   By:___________________________________
                                   Name:
                                   Title:


                                   PIR TRADING, INC.



                                   By:___________________________________
                                   Name:
                                   Title:


                                   PIER LEASE, INC. F/K/A PIR
                                   TRANSPORTATION, INC.



                                   By:___________________________________
                                   Name:
                                   Title:


                                   PIER 1 ASSETS, INC.



                                   By:___________________________________
                                   Name:
                                   Title:


                                   BANK:

                                   BANK ONE, TEXAS,
                                        NATIONAL ASSOCIATION



                                   By:___________________________________
                                   Name:
                                   Title: